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                                                                    Exhibit 10.1

                               THIRD AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

         This THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of October 1, 2003 (this "THIRD AMENDMENT") is entered into by and among MARINER HEALTH CARE, INC. (f/k/a MARINER POST-ACUTE NETWORK, INC.), a Delaware corporation ("COMPANY"), and the parties signatory hereto.

         WHEREAS, Company has entered into that certain Credit and Guaranty Agreement, dated as of May 13, 2002, as amended from time to time, including, without limitation, by the First Amendment (the "FIRST AMENDMENT") to the Credit and Guaranty Agreement, dated as of August 9, 2002 and by the Second Amendment (the "SECOND AMENDMENT") to the Credit and Guaranty Agreement, dated March 31, 2003 (the "CREDIT AGREEMENT"), by and among Company, CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), UBS WARBURG LLC ("UBSW"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER", and together with GSCP, the "JOINT LEAD ARRANGERS"), UBS AG, STAMFORD BRANCH ("UBS") as Administrative Agent and as Swing Line Lender (together with its permitted successors in such capacities, "ADMINISTRATIVE AGENT" or "SWING LINE LENDER", respectively), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), as Collateral Monitoring Agent (together with its permitted successors in such capacity, "COLLATERAL MONITORING AGENT"), and as Documentation Agent (in such capacity, "DOCUMENTATION AGENT"), and for the limited purposes of Sections 9.1, 9.6(b) and 10.3 thereof, RESIDENTIAL FUNDING CORPORATION dba GMAC-RFC HEALTH CAPITAL ("GMAC"), as Joint Collateral Agent (together with its permitted successors in such capacity, "JOINT COLLATERAL AGENT");

         WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Company and certain of its subsidiaries have entered into an asset purchase agreement with Formation Properties III, LLC ("FORMATION") to divest up to 20 of its Florida skilled nursing facilities listed on Annex II hereto (the "FORMATION TRANSACTION");

         WHEREAS, in partial consideration for the Formation Transaction the Company will receive the "FORMATION PROMISSORY NOTE" (as defined herein), and such note together with the collateral support thereof shall be pledged to UBS AG, as sub-collateral agent (in such capacity, the "SUB-COLLATERAL AGENT") pursuant to the Sub-Collateral Agent Pledge and Security Agreement (as defined herein);
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         WHEREAS, the Company and certain of its subsidiaries are contemplating the sale or other divestitures of certain other Florida skilled nursing facilities listed on Annex II hereto;

         WHEREAS, in connection with these divestitures, the Credit Parties have requested certain amendments to the Credit Agreement, and the Agents and Requisite Lenders signatory hereto are willing to agree to such amendments, on the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, the Guarantors, the Requisite Lenders and Agents party hereto agree as follows:

SECTION 1. AMENDMENTS

                  1.1 AMENDMENTS TO SECTION 1.1: DEFINITIONS. Section 1.1 is hereby amended as follows:

                  (a) The following definitions of "ADMINISTRATIVE SERVICES AGREEMENT", "ASSET PURCHASE AGREEMENT", "DELAYED FORMATION DIVESTITURE", "DELAYED FORMATION FACILITIES", "DIVESTITURE Agreements", "ESCROW AGREEMENT", "FLORIDA DIVESTITURES", "FORMATION COLLATERAL", "FORMATION DIVESTITURES", "FORMATION DIVESTITURE ASSETS", "FORMATION DIVESTITURE PROCEEDS", "FORMATION INTERCREDITOR AGREEMENT", "FORMATION PLEDGE AND SECURITY AGREEMENT", "FORMATION PROMISSORY NOTE", "FORMATION PROMISSORY NOTE INTEREST PROCEEDS", "FORMATION TRANSACTION COST RESERVE", "INITIAL FORMATION DIVESTITURE", "IT REINVESTMENT PROPERTY", "KELLETT DIVESTITURE", "KELLETT FLORIDA FACILITIES", "KELLETT FLORIDA LANDLORDS", "KELLETT FLORIDA LEASES", "KELLETT FLORIDA TENANT", "NONCOMPETITION AGREEMENT", "OPERATIONS TRANSFER AGREEMENT", "SUB-COLLATERAL AGENT", "TAMPA MORTGAGE LOAN", "THIRD AMENDMENT", "THIRD AMENDMENT PRIMARY EFFECTIVE DATE", "THIRD AMENDMENT SECONDARY EFFECTIVE DATE", "SUB-COLLATERAL AGENT PLEDGE AND SECURITY AGREEMENT", "WESTCHESTER MORTGAGE", "WESTCHESTER PREPAYMENT", "WESTCHESTER PREPAYMENT RESERVE" and "WESTCHESTER PROPERTY" are inserted in the proper alphabetical order:

                           "ADMINISTRATIVE SERVICES AGREEMENT" means that
                  certain Administrative Services Agreement, in the form delivered to the Lenders on or prior to the Third Amendment Primary Effective Date and reasonably satisfactory to Requisite Lenders, dated as of the Third Amendment Secondary Effective Date by and between Mariner Health Care Management Company, a Delaware corporation, Sovereign Healthcare, LLC, a Delaware limited liability company, Sovereign Healthcare Holdings, LLC, a Delaware limited liability company, and Southern Healthcare Management, LLC, a Delaware limited liability company, as amended from time to time in accordance with Section 6.19.

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                           "ASSET PURCHASE AGREEMENT" means that certain Asset
                  Purchase Agreement dated as of August 19, 2003 by and between Formation Properties III, LLC, a Delaware limited liability company, the Company, Mariner Health Care Management Company, certain subsidiaries of the Company and FC Properties III, LLC, a Delaware limited liability company, as amended from time to time in accordance with Section 6.19.

                           "DELAYED FORMATION DIVESTITURE" means the sale on or
                  prior to December 31, 2003 (or on such later date on or prior to March 31, 2004 as the Administrative Agent may agree to in writing, or on such later date satisfactory to Requisite Lenders) of any or all of the Delayed Formation Facilities for aggregate consideration equal to the portion of the $92,000,000 gross purchase price respectively allocated to such Delayed Formation Facilities under the Asset Purchase Agreement, a portion of which consideration shall be payable in cash at closing and a portion of which shall be evidenced by a promissory note, through the amendment and restatement of the Formation Promissory Note, all as provided in Section 4.21 of the Asset Purchase Agreement. The terms of each Delayed Formation Divestiture shall be substantially similar to those described on Schedule 6.9(i)(b), or as otherwise reasonably satisfactory to the Administrative Agent; provided, however, that any material change to the economic or financial terms of a Delayed Formation Divestiture shall be subject to approval by Requisite Lenders.

                           "DELAYED FORMATION FACILITIES" means those skilled
                  nursing facilities listed on Schedule 6.9(i)(a) which are not sold to Formation Properties III, LLC on the Third Amendment Secondary Effective Date.

                           "DIVESTITURE AGREEMENTS" means, collectively, (a) the
                  Escrow Agreement and the Noncompetition Agreement executed in connection with the Formation Divestitures, as amended from time to time, and (b) as the Asset Purchase Agreement, the Administrative Services Agreement, the Formation Intercreditor Agreement, the Formation Promissory Note, the Formation Pledge and Security Agreement and the Operations Transfer Agreement executed in connection with the Formation Divestitures, amended from time to time in accordance with Section 6.19.

                           "ESCROW AGREEMENT" means that certain Escrow
                  Agreement dated as of August 19, 2003 by and between Formation Properties III, LLC, the Company, certain subsidiaries of the Company, and LandAmerica National Commercial Services, a division of LandAmerica Financial Group, Inc.

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                           "FLORIDA DIVESTITURES" means each of the Initial
                  Formation Divestiture, each Delayed Formation Divestiture and the Kellett Divestiture.

                           "FORMATION COLLATERAL" means, collectively, the
                  Formation Promissory note and the collateral support thereto.

                           "FORMATION DIVESTITURES" means, collectively, the
                  Initial Formation Divestiture and any Delayed Formation Divestitures.

                           "FORMATION DIVESTITURE ASSETS" means the Facilities
                  identified on Schedule 6.9(i)(a), and all associated personal property being transferred by the sellers under the terms of the Asset Purchase Agreement.

                           "FORMATION DIVESTITURE PROCEEDS" means an amount
                  equal to (a) Net Asset Sale Proceeds received in connection with the Initial Formation Divestiture and any Delayed Formation Divestitures less (b) up to $3,250,000, in the aggregate, of consent fees paid in connection with the Delayed Formation Divestitures.

                           "FORMATION INTERCREDITOR AGREEMENT" means that
                  certain Intercreditor Agreement, in the form delivered to the Lenders on or prior to the Third Amendment Primary Effective Date and reasonably satisfactory to Requisite Lenders, dated as of the Third Amendment Secondary Effective Date by and between the Company and Citigroup Global Markets Reality Corp., a New York corporation, as amended from time to time in accordance with Section 6.19.

                           "FORMATION PLEDGE AND SECURITY AGREEMENT" means that
                  certain Pledge and Security Agreement, in the form delivered to the Lenders on or prior to the Third Amendment Primary Effective Date and reasonably satisfactory to Requisite Lenders, dated as of the Third Amendment Secondary Effective Date from FC Properties III, LLC pursuant to which Company is granted a first priority security interest in all of FC Properties III, LLC's ownership interests in Formation Properties III, LLC and its managing member.

                           "FORMATION PROMISSORY NOTE" means that certain
                  Promissory Note dated as of the Third Amendment Secondary Effective Date in the principal sum of $14,000,000.00 (or, initially, such lesser principal amount provided for in
                  Section 2.8 of the Asset Purchase Agreement, if fewer than all of the Formation Divestiture Assets are sold on the Third Amendment Secondary Effective Date, and subject to increases as provided in Section 4.21 of the Asset Purchase Agreement) made by FC Properties III, LLC on such date in favor of the Company as agent for the Sellers named therein, as amended from time to time in accordance with Section 6.19.

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                           "FORMATION PROMISSORY NOTE INTEREST PROCEEDS" means
                  all interest on the outstanding principal balance of the Formation Promissory Note received by the Company pursuant to the terms thereof.

                           "FORMATION TRANSACTION COST RESERVE" means the total
                  amount held in reserve by the Company as set forth on Schedule 2.14.

                           "INITIAL FORMATION DIVESTITURE" means the sale, on
                  the Third Amendment Secondary Effective Date, of any or all those skilled nursing facilities listed on Schedule 6.9(i)(a) to Formation Properties III, LLC, and related transactions consummated on such date, for aggregate gross consideration of $92,000,000, including a Cash amount of $78,000,000 and a $14,000,000 promissory note; provided that if fewer than all of the skilled nursing facilities identified on such Schedule are sold on the Third Amendment Secondary Effective Date, the gross consideration, and the portions thereof payable in Cash and in the form of a promissory note, shall be ratably reduced as provided in the Asset Purchase Agreement.

                           "IT REINVESTMENT PROPERTY" means information
                  technology equipment and software necessary in the ordinary course of Company's business conducted in accordance with
                  Section 6.13 of the Credit Agreement.

                           "KELLETT DIVESTITURE" means the divestiture of those
                  facilities listed on the Kellett Florida Facilities to the respective Kellett Florida Landlords on or prior to March 31, 2004, (or such later date on or prior to June 30, 2004 as the Administrative Agent may agree to in writing, or on such later date satisfactory to Requisite Lenders) including without limitation the assignment of net working capital associated with such facilities, in an amount not to exceed $5,000,000, the consideration for which shall consist of the termination of capital lease obligations associated with the Kellett Florida Facilities, and otherwise on substantially the same terms as those set forth on Schedule 6.9(i)(c)(ii), or as otherwise may be reasonably satisfactory to the Administrative Agent; provided, however, that any material change to the economic or financial terms of any Kellett Divestiture shall be subject to approval by Requisite Lenders.

                           "KELLETT FLORIDA FACILITIES" means those skilled
                  nursing facilities identified on Schedule 6.9(i)(c)(i).

                           "KELLETT FLORIDA LANDLORDS" means the landlords
                  identified opposite the names of the Kellett Florida Facilities on Schedule 6.9(i)(c)(i), from whom the Kellett Florida Tenant leases such facilities pursuant to the Kellett Leases

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                  pertaining to such Kellett Florida Facilities, which landlords are controlled by Sam Kellett, Stiles Kellett or their affiliates.

                           "KELLETT FLORIDA LEASES" means the lease agreements,
                  as amended and extended to date, pursuant to which the Kellett Florida Tenant leases the Kellett Florida Facilities.

                           "KELLETT FLORIDA TENANT" means MHC/CSI Florida, Inc.,
                  a Delaware corporation and a wholly owned Subsidiary of the Company, as tenant or lessee under the Kellett Florida Leases.

                           "NONCOMPETITION AGREEMENT" means that certain
                  Noncompetition Agreement, in form delivered to the Lenders on or prior to the Third Amendment Primary Effective Date and reasonably satisfactory to Requisite Lenders, dated as of the Third Amendment Secondary Effective Date by and between Formation Properties III, LLC, the Company, and certain Subsidiaries of the Company, as amended from time to time in accordance with Section 6.19.

                           "OPERATIONS TRANSFER AGREEMENT" means that certain
                  Operations Transfer Agreement, in the form delivered to the Lenders on or prior to the Third Amendment Primary Effective Date and reasonably satisfactory to Requisite Lenders, dated as of the Third Amendment Secondary Effective Date by and between Formation Properties III, LLC, Sovereign Healthcare, LLC, the Company, and certain subsidiaries of the Company, as amended from time to time in accordance with Section 6.19.

                           "SUB-COLLATERAL AGENT" means a sub-collateral agent
                  appointed by the Joint Collateral Agent pursuant to Section 9 of the Intercreditor Agreement, including without limitation UBS AG, Stamford Branch in its capacity as sub-collateral agent under the Sub-Collateral Agent Pledge and Security Agreement.

                           "SUB-COLLATERAL AGENT PLEDGE AND SECURITY AGREEMENT"
                  means that certain Pledge and Security Agreement, in the form delivered to the Lenders on or prior to the Third Amendment Primary Effective Date and reasonably satisfactory to Requisite Lenders, dated as of the date Third Amendment Secondary Effective Date by and between the Company and the Sub-Collateral Agent, as it may be amended, supplemented or otherwise modified from time to time.

                           "TAMPA MORTGAGE LOAN" means the approximately
                  $5,200,000 loan to Tampa Health Properties, Ltd. held by the Company and secured by a mortgage on the Facility known as Mariner Health of Tampa.

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                           "THIRD AMENDMENT" means that certain Third Amendment
                  to Credit and Guaranty Agreement dated as of October 1, 2003 by and among the Company, the Guarantors signatory thereto and the Agents and Lenders signatory thereto.

                           "THIRD AMENDMENT PRIMARY EFFECTIVE DATE" means the
                  date on or prior to 5:00 p.m. Eastern time on October [ ], 2003 upon which all the conditions precedent set forth in
                  Section 3.1 of the Third Amendment were satisfied or waived in writing by Requisite Lenders.

                           "THIRD AMENDMENT SECONDARY EFFECTIVE DATE" means the
                  date on or prior to 5:00 p.m. Eastern time on December 1, 2003 (or such later date on or before December 31, 2003 as the Administrative Agent may agree to in writing) upon which all the conditions precedent set forth in Sections 3.2 of the Third Amendment were satisfied or waived in writing by Requisite Lenders.

                           "WESTCHESTER MORTGAGE" means that certain Mortgage
                  and Security Agreement dated as of May 24, 1995, in favor of Deutsche Bank national Trust Company, as Trustee, and assignee of SouthTrust Bank, National Association, on the Westchester Property.

                           "WESTCHESTER PREPAYMENT" means the prepayment on in
                  full of the Mortgage Loan secured by the Westchester Mortgage on or before the 65th day after the Third Amendment Secondary Effective Date.

                           "WESTCHESTER PREPAYMENT RESERVE" means the amount, if
                  any, specified on Schedule 2.14 being reserved from the Formation Divestiture Proceeds by Company or Mariner Health Care of Nashville, Inc. for the purpose of making the Westchester Prepayment.

                           "WESTCHESTER PROPERTY" means the Facility known as
                  Mariner Health of Westchester, located at 2901 S. Wolf Road, Westchester, Illinois 60154.

                           (b) The following definition of "CONSOLIDATED ADJUSTED EBITDA" is hereby deleted in its entirety and the following new definition thereof substituted in its place:

                           "CONSOLIDATED ADJUSTED EBITDA" means, for any period,
                  an amount determined for Company and the Guarantor Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense,
                  (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) (for any period ending on or prior to December 31, 2002 only) to the extent deducted in determining Consolidated Net Income, any non-recurring

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                  charge or restructuring charge in connection with the
                  implementation of the Plan of Reorganization, (g) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period) and (h) the amount, if any, by which the current insurance accounting accruals for general liability and professional liability claims for each of the trailing four Fiscal Quarter calculation periods ending in Fiscal Year 2003 and Fiscal Year 2004 exceeds actual cash paid in respect of general liability and professional liability claims during the same period minus (ii) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period), all as may be adjusted pursuant to the terms of
                  Schedule 1.1(iv); provided, however, that the amount added-back to Consolidated Adjusted EBITDA pursuant to clause
                  (h) above shall not exceed $30,000,000 for each of the trailing four Fiscal Quarter calculation periods ending in Fiscal Year 2003, and $27,000,000 in the first trailing four Fiscal Quarter calculation period ending in Fiscal Year 2004, $24,000,000 in the second trailing four Fiscal Quarter calculation period ending in Fiscal Year 2004, $19,000,000 in the third trailing four Fiscal Quarter calculation period ending in Fiscal Year 2004, and $15,000,000 for the fourth trailing four Fiscal Quarter calculation period ending in Fiscal Year 2004.

                  (c) The following definition of "COLLATERAL DOCUMENTS" is hereby deleted in its entirety and the following new definition thereof substituted in its place:

                  "COLLATERAL DOCUMENTS" means the Pledge and Security Agreement, the Sub-Collateral Agent Pledge and Security Agreement, the Mortgages, the Landlord Consent and Estoppel Agreements, if any, and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Joint Collateral Agent or Sub-Collateral Agent, for the benefit of Lenders, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

                  1.2 AMENDMENT TO SECTION 2.14: MANDATORY
PREPAYMENTS/COMMITMENT REDUCTIONS. Section 2.14(a) is hereby amended by deleting it in its entirety and substituting the following new clause 2.14(a):

                  (a) Asset Sales. (I) No later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds (other than Formation Divestiture Proceeds), Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to such Net Asset Sale Proceeds;

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                  provided, (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds allocated for investment pursuant to this clause (ii) but not yet so reinvested do not exceed $5,000,000, Company shall have the option, directly or through one or more of its Guarantor Subsidiaries, to invest Net Asset Sale Proceeds (other than Formation Divestiture Proceeds) within one hundred eighty (180) days of receipt thereof in long-term useful assets of the general type used in the business of Company and its Guarantor Subsidiaries (provided that "long-term" assets for such purpose shall mean any property having a remaining useful life of at least 5 years) or in IT Reinvestment Property (provided that the aggregate amount of all such investments in IT Reinvestment Property shall not exceed $10,000,000); provided further, that pending any such investment all such Net Asset Sale Proceeds shall be applied to prepay Revolving Loans to the extent outstanding on the date of such Asset Sale (without a reduction in Revolving Commitments); (II) no later than the first Business Day following the date of receipt by the Company or any of its Subsidiaries of any Formation Divestiture Proceeds, Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to such Formation Divestiture Proceeds (or, in the case of any Formation Divestiture Proceeds received on or prior to the Third Amendment Primary Effective Date, an amount equal to such proceeds less the sum of the Formation Transaction Cost Reserve and the Westchester Prepayment Reserve); provided, however, that (i) so long as no Default or Event of Default shall have occurred and be continuing and (ii) contemporaneously with the Westchester Prepayment, Mariner Health Care of Nashville, Inc. executes a Mortgage on the Westchester Property pursuant to Section 5.11, Company may apply up to $5,100,000 of Formation Divestiture Proceeds to make the Westchester Prepayment; provided further, that to the extent such Formation Divestiture Proceeds constitute Formation Promissory Note Interest Proceeds, commencing on April 1, 2004 and continuing thereafter on each October 1 and April 1 until the Formation Promissory Note has been paid in full, Company shall prepay the Loans and/or the Revolving Commitments shall be reduced as set forth in Section 2.15(b) in an amount equal to all such Formation Promissory Note Interest Proceeds received during the immediately preceding six-month period; and (III) no later than 65 days following the Third Amendment Secondary Effective Date, the Company shall prepay the Loans and/or the Revolving Commitments shall be reduced as set forth in Section 2.15(b) in an amount equal to, without duplication, the sum of (1) the excess, if any, of the Formation Transaction Cost Reserve over the bona fide direct costs incurred in connection with the Formation Divestitures (which bona fide direct costs may include, without duplication, the Company's reasonable projection of such costs to be incurred in connection with any Delayed Formation Divestiture that has not theretofore occurred provided that such projection is reasonably satisfactory to the Administrative Agent), and (2) the excess, if any, of the Westchester Prepayment

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                  Reserve over the amount actually paid by the Company or
                  Mariner Health Care of Nashville, Inc. to or for the account of the holder of the Westchester Mortgage to effectuate the Westchester Prepayment.

                  1.3 AMENDMENTS TO SECTION 5.12: INTEREST RATE PROTECTION.
Section 5.12 is hereby amended by deleting it in its entirety by substituting the following new Section 5.12 in its place:

                           5.12 INTEREST RATE PROTECTION. Upon the earlier of
                  (i) the tenth Business Day following the receipt by Company of notice from the Administrative Agent that three month Eurodollar Rate equals or exceeds 3% per annum or (ii) March 31st, 2004, Company shall enter into and cause to be maintained in effect one or more Interest Rate Agreements having terms, conditions and tenures, and being otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent, to the extent necessary so that, until the Term Loan Maturity Date, interest on Indebtedness in a principal amount equal to at least 50.0 percent of the total outstanding funded Indebtedness of the Company and its consolidated Subsidiaries is effectively fixed or capped at rates which are reasonably acceptable to the Administrative Agent.

                  1.4 AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS. Section 5 is hereby amended by adding the following new Section 5.19:

                           5.19 DELAYED FORMATION DIVESTITURES. Upon the
                  occurrence of any Delayed Formation Divestiture, Company will deliver to the Lenders an supplement to Schedule 6.9(i)(a) identifying each Delayed Formation Facility divested in connection with such Delayed Formation Divestiture.

                  1.5 AMENDMENT TO SECTION 6.2: LIENS. Section 6.2(a) is hereby amended by deleting it in its entirety and substituting the following new clause 6.2(a):

                  (a) Liens in favor of Joint Collateral Agent or the Sub-Collateral Agent, in each case for the benefit of Secured Parties, or the Administrative Agent for the benefit of Beneficiaries, in each case granted pursuant to any Credit Document;

                  1.6 AMENDMENT TO SECTION 6.7: INVESTMENTS. Section 6.7(i) is hereby amended by deleting it its entirety and substituting the following new clause 6.7(i):

                           (i) Investments made as a result of the receipt of
                  non-cash consideration from an asset sale made in compliance with Section 6.9 hereof;

                  1.7 AMENDMENTS TO SECTION 6.8: FINANCIAL COVENANTS. Section 6.8(d), Maximum Consolidated Capital Expenditures, is hereby amended by (i) changing the maximum

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amount of Consolidated Capital Expenditures permitted for Fiscal Year 2003 from
"$65.00 million" to "$70.00 million" and (ii) (i) changing the maximum amount of Consolidated Capital Expenditures permitted for Fiscal Year 2004 from "$40.00 million" to "$55.00 million".

                  1.8 AMENDMENTS TO SECTION 6.9: FUNDAMENTAL CHANGES; DISPOSITIONS OF ASSETS; ACQUISITIONS.

         (a) Section 6.9 is hereby amended by deleting clause (c) in its entirety and substituting the following new clause 6.9(c):

                  (c) Asset Sales (other than the Florida Divestitures and any disposition of the Tampa Mortgage Loan permitted pursuant to
                  Section 6.9(k)), the proceeds of which (valued at the principal amount thereof in the case of non-Cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-Cash proceeds) (i) when aggregated with the proceeds of all other Asset Sales (other than the Florida Divestitures and any disposition of the Tampa Mortgage Loan permitted pursuant to Section 6.9(k)) made within the same Fiscal Year, are less than $50,000,000; provided (i) the consideration received for such assets shall be in an amount equal to the fair market value thereof, determined in good faith by the Board of Directors (or similar governing body) of the Company or the applicable Credit Party,
                  (ii) no less than 75% thereof shall be paid in Cash, (iii) for any single Asset Sale or series of related Asset Sales in an aggregate amount in excess of $10,000,000, the Company shall deliver to the Administrative Agent a Compliance Certificate at least five (5) Business Days prior to the date of sale (or such shorter period as Administrative Agent may agree to from time to time), verifying that immediately after giving pro forma effect to such Asset Sale, the Company will be in compliance with its financial covenants set forth in Section 6.8, and (iv) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a);

         (b) Section 6.9 is hereby amended by deleting the "and" at the end of clause (g), by substituting ";" for "." at the end of clause (h) and by adding the following new clauses (i), (j) and (k):

                  (i) Asset Sales made pursuant to the Florida Divestitures of the properties listed on Schedule 6.9(i)(a) and Schedule 6.9(i)(c)(i) provided that the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a) hereto;

                  (j) at the Company's option, either (i) the acquisition of joint venture interests in Tampa Health Properties, Ltd. (the owner of the Facility known as Mariner Health of Tampa) from the 99% limited partner in that equity, in connection with the sale of the Mariner Health of Tampa Facility, or (ii) the assignment by Tampa Medical Associates, Inc. of the lease for that Facility to Formation Properties III, LLC or another operator, whether as part of a Delayed Formation Divestiture or otherwise, which transaction may (but need not) include the transfer of the 1% general partnership interest in Tampa Health Properties, Ltd., in either case on or before December 31, 2003 and on terms reasonably satisfactory to the Administrative Agent; and

                  (k) the sale, assignment, payoff or other disposition of the Tampa Mortgage Loan for Net Asset Sale Proceeds of at least $3,000,000, provided that such Net Asset Sale Proceeds shall be applied as prepayment of the Term Loans pursuant to Section 2.14(a) hereto, without giving effect to any provision for reinvestment of such proceeds.

                  1.9 ADDITION OF NEW SECTION 6.19. The Credit Agreement is hereby amended by adding the following provision as a new Section 6.19:


                           6.19 DIVESTITURE AGREEMENTS.

                                    (a) The Company shall provide copies of the
                  final, executed Divestiture Agreements relating to the Formation Divestitures upon the consummation of the Formation Divestitures. No Credit Party shall nor shall permit any of its Subsidiaries, without obtaining the prior written consent of the Administrative Agent, to agree to any material amendment, restatement, supplement or other modification to, or waiver of, any of its material rights, interests or obligations or materially increase the obligations of a Credit Party or any Credit Party's Subsidiaries under any of the Administrative Services Agreement, the Asset Purchase Agreement, the Formation Intercreditor Agreement, the Operations Transfer Agreement, the Formation Pledge and Security Agreement or the Formation Promissory Note if such an amendment, restatement, supplement, modification or waiver would be materially adverse to any Lenders or materially increase the obligations of any Credit Party.

                                    (b) Without limiting the foregoing clause
                  (a), no Credit Party shall nor shall it permit any of its Subsidiaries, without the prior written consent of the Requisite Lenders, to agree to any amendment, restatement, supplement or other modification to, or waiver of the Asset Purchase Agreement, the Formation Promissory Note or the Formation Pledge and Security Agreement which would (a) reduce the aggregate purchase price of the Formation Divestiture Assets, (b) increase the principal amount of the Formation Promissory Note above $14,000,000, (c) reduce the principal amount of the Formation Promissory Note below $14,000,000 (subject to the provisions of the Asset Purchase Agreement specifically providing for the initial amount of the Promissory Note to be less than $14,000,000 if the sale of less than fewer than all of the Formation Divestiture Assets shall have been consummated), (d) change any dates upon which payments of principal or interest are due thereon, (e) make materially less strict any event of default (or amend, modify or supplement the definition thereof) or condition to an event of default with respect thereto, (f) change the redemption, prepayment or defeasance provisions thereof in a manner materially adverse to Lenders, (g) change the manner of payment (other than the account to which such payments are made), (h) increase the relative proportion of the purchase price of any Formation Divestiture Assets in connection with any Formation Divestiture payable in the form of purchase money debt rather than cash, (i) materially decrease the obligations of purchaser with respect to the Asset Purchase Agreement or the obligor with respect to the Formation Promissory Note or the grantor with respect to the Formation Pledge and Security Agreement, (j) release all or any material portion of the collateral support for the Formation Promissory Note granted under the Formation Pledge and Security Agreement or (k) increase the maximum aggregate indemnification limits or alter the terms of indemnification specified in the Asset Purchase Agreement.

                  1.10 AMENDMENT TO SECTION 9.6: RIGHT TO INDEMNITY. The Credit Agreement is hereby amended by deleting Section 9.6(b) in its entirety and substituting the following new clause (b):

                           (b) Each Lender, in proportion to its Pro Rata Share,
                  severally agrees to indemnify each of the Joint Collateral Agent and the Sub-Collateral Agent, to the extent that the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, shall not have been reimbursed by any Credit Party within fifteen (15) Business Days after demand (or incurrence if the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, is stayed from making any demand), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, in exercising its powers, rights and remedies or performing its duties under the Collateral Documents in accordance with the direction of the Administrative Agent or otherwise pursuant to the terms of the Intercreditor Agreement; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Joint Collateral Agent's or the Sub-Collateral Agent's, as the case may be, gross negligence or willful misconduct. Without limitation to the generality of the foregoing, each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify the Joint Collateral Agent and the Sub-Collateral Agent, to the extent that the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, shall not have been reimbursed by any Credit Party within fifteen (15) Business Days after demand (or incurrence if the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, is stayed from making any demand), for and against any and all liabilities to any depositary bank in respect of reimbursement or payment obligations or indemnity obligations under any control agreement entered into by the Joint Collateral Agent on the Closing Date or otherwise at the direction of the Administrative Agent, or entered into by the Sub-Collateral Agent at the direction of the Administrative Agent, if and to the extent that at the time that the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, is obligated to reimburse, pay or indemnify a depositary bank, the Joint Collateral Agent or the Sub-Collateral Agent, as the case may be, is prohibited by operation of law or otherwise from discharging such reimbursement, payment or indemnity obligations from the proceeds of Collateral held by it or the same are inadequate.

                  1.11 AMENDMENT TO SECTION 9.8: COLLATERAL DOCUMENTS AND GUARANTY. The Credit Agreement is hereby amended by deleting Section 9.8(b) in its entirety and substituting the following new clause (b):

                           (b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Company, Administrative Agent, Collateral Monitoring Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Joint Collateral Agent or the Sub-Collateral Agent at the direction of the Administrative Agent in accordance with the terms of the Intercreditor Credit, and (ii) in the event of a foreclosure by Joint Collateral Agent or the Sub-Collateral Agent on any of the Collateral pursuant to a public or private sale, Joint Collateral Agent, Administrative Agent, Collateral Monitoring Agent, Sub-Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Beneficiaries (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Joint Collateral Agent or the Sub-Collateral Agent at such sale.

                  1.12 AMENDMENT TO SECTION 10.3: INDEMNITY. The Credit Agreement is hereby amended incorporating the Sub-Collateral Agent into the definition of "Indemnitee" contained in Section 10.3(a).

                  1.13 ADDITION OF SCHEDULES. The Credit Agreement is hereby amended by the addition of Schedule 2.14, Formation Transaction Cost Reserve and Westchester Prepayment Reserve, Schedule 6.9(i)(a), Formation Divesture Assets,
Schedule 6.9(i)(b), Terms of Delayed Formation Divestitures, Schedule 6.9(i)(c)(i), Kellett Divesture Assets, and Schedule 6.9(i)(c)(ii), Terms of Kellett Divestiture. Schedule 2.14 is attached hereto as Annex I. Schedules 6.9(i)(a) through 6.9(i)(c)(ii) are attached hereto as Annex II.

SECTION 2. LIMITATION OF AMENDMENTS

                  2.1 Without limiting the generality of the provisions of
Section 10.5 of the Credit Agreement, the amendments set forth above shall be limited precisely as written and relate solely to the amendments of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Third Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by the Company or any Guarantor with respect to (1) Section 10.5 of the Credit Agreement in any other instance or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Third Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS

                  3.1 THIRD AMENDMENT PRIMARY EFFECTIVE DATE. The effectiveness of the amendments set forth at Section 1.1(b) and Section 1.3 hereof is subject to the satisfaction, or waiver, of the following conditions on the date on or prior to October [ ], 2003 (the "THIRD AMENDMENT PRIMARY EFFECTIVE DATE"):

         (a) The Company, the Guarantors, the Requisite Lenders and the Syndication Agent shall have indicated their consent by the execution and delivery of the signature pages to the Administrative Agent.

         (b) As of the Third Amendment Primary Effective Date (and after giving effect to this Third Amendment), the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of the Third Amendment Primary Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

         (c) As of the Third Amendment Primary Effective Date, after giving effect to this Third Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

         (d) The Company shall have reimbursed or paid to the Collateral Monitoring Agent and its outside counsel, Kilpatrick Stockton LLP, all reasonable and documented costs, fees, and expenses (including, without limitation, legal fees and expenses) incurred by the Collateral Monitoring Agent and its outside counsel in connection with the preparation, review and negotiation of this Third Amendment and the transactions contemplated hereby, to the extent invoiced to the Company.

         (e) The Company shall have paid all fees, costs and expenses owing to the Administrative Agent, the Syndication Agent and its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, invoiced to the Company on or before the date hereof and reimbursable by the Company under the terms of the Credit Agreement.

                  3.2 THIRD AMENDMENT SECONDARY EFFECTIVE DATE. The effectiveness of the amendments set forth at Sections 1.1(a), 1.1(c), 1.2, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9. 1.10, 1.11, 1.12 and 1.13 hereof is subject to the
Administrative Agent's confirmation in writing to Lenders of the satisfaction, or waiver, of the following conditions on the date on or prior to December 1, 2003, or such later date on or before December 31, 2003 as the Administrative Agent may agree to in writing (the "THIRD AMENDMENT SECONDARY EFFECTIVE DATE"):

         (a) The Third Amendment Primary Effective Date shall have occurred.

         (b) Prior to or substantially simultaneously with the effectiveness of the amendments set forth herein, the Company shall have consummated the Initial Formation Divestiture on terms pursuant to the Divestiture Agreements and Company shall have delivered to the Lenders a supplement to Schedule 6.9(i)(a) the facilities divested in connection the Initial Formation Divestiture.

         (c) As of the Third Amendment Secondary Effective Date (and after giving effect to this Third Amendment), the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of the Third Amendment Secondary Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

         (e) As of the Third Amendment Secondary Effective Date, after giving effect to this Third Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

         (f) The Administrative Agent shall have received the Sub-Collateral Agent Pledge and Security Agreement originally executed and delivered by the Company, and provision for receipt by the Administrative Agent of sufficient copies of the Sub-Collateral Agent Pledge and Security Agreement for each Lender shall have been made to the satisfaction of the Administrative Agent.

         (g) In order to create in favor of the Sub-Collateral Agent, for the benefit of Secured Parties, a valid perfect First Priority security interest in the Formation Collateral, the Administrative Agent and the Collateral Monitoring Agent shall have received evidence satisfactory to the Administrative Agent and the Collateral Monitoring Agent of compliance by the Company with its obligations under the Sub-Collateral Agent Pledge and Security Agreement

         (h) The Company shall have reimbursed or paid to the Collateral Monitoring Agent and its outside counsel, Kilpatrick Stockton LLP, all reasonable and documented costs, fees, and expenses (including, without limitation, legal fees and expenses) incurred by the Collateral Monitoring Agent and its outside counsel in connection with the preparation, review and negotiation of this Third Amendment and the transactions contemplated hereby, to the extent invoiced to the Company.

         (i) The Company shall have paid all fees, costs and expenses owing to the Administrative Agent, the Syndication Agent and its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, invoiced to the Company on or before the Third Amendment Secondary Effective Date and reimbursable by the Company under the terms of the Credit Agreement.

SECTION 4. REPRESENTATIONS AND WARRANTIES

                  4.1 In order to induce the Agents and Requisite Lenders to enter into this Third Amendment, the Company and each Guarantor hereby represents and warrants that after giving effect to this Third Amendment:

         (a) as of the date hereof, after giving effect to this Third Amendment, there exists no Default or Event of Default;

         (b) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

         (c) the execution, delivery and performance of this Third Amendment have been duly authorized by all necessary action on the part of the Company and each Guarantor. The execution, delivery and performance by the Company and each Guarantor of this Third Amendment and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or the lapse of time or both) a default under any Contractual Obligation of any Credit Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or
         (iv) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation which shall not have been obtained on or before the effective date of this Third Amendment; and

         (d) this Third Amendment and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization or moratorium.

SECTION 5. ACKNOWLEDGMENT AND CONSENT

                  5.1 Each of the Company and the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Third Amendment and consents to the amendments effected pursuant to this Third Amendment. Each of the Company and the Guarantors hereby: (i) confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement and Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement now or hereafter existing under or in respect of the Credit Agreement, and confirms its grants to the Joint Collateral Agent of a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise) and (ii) acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable (subject to the qualifications set forth in Section 4.6 of the Credit

Agreement) and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.

                  5.2 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments effected pursuant to this Third Amendment, and (ii) nothing in the Credit Agreement, this Third Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future waivers or amendments to the Credit Agreement.

                  5.3 The Administrative Agent and each Lender, by delivering its signature page to this Third Amendment shall be deemed to have acknowledged receipt of, and consented to and approved, each document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable.

                  5.4 Each of the Company, the Guarantors, the Administrative Agent and each Lender, by delivering its signature page to this Third Amendment hereby appoint the Sub-Collateral Agent and acknowledge, consent to, approve, the delegation to the Sub-Collateral Agent by the Joint Collateral Agent of such duties and powers such that delegee may act as sub-collateral agent with respect to the Formation Collateral. With respect to the Formation Collateral, the Sub-Collateral Agent shall be entitled to perform all such duties and powers and exercise all rights of the Joint Collateral Agent, and all references in the Credit Documents to sums payable to the Joint Collateral Agent shall be deemed to include sums payable to the Sub-Collateral Agent.

SECTION 6. MISCELLANEOUS

                  6.1 This Third Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

                  6.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  6.3 On and after the Third Amendment Primary Effective Date and the Third Amendment Secondary Effective Date, as appropriate each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement",

"thereunder," "thereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Third Amendment.

                  6.4 Except as specifically waived by this Third Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  6.5 The execution, delivery and performance of this Third Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

                  6.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  6.7 THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  6.8 This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Third Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.

           [The remainder of this page is intentionally left blank.]

COMPANY:                  MARINER HEALTH CARE, INC.


                          By:          /s/ Boyd P. Gentry
                               Name:   Boyd P. Gentry
                               Title:  Senior Vice President

GUARANTORS:

              AID & ASSISTANCE, INC.
              AMERICAN MEDICAL INSURANCE BILLING SERVICES, INC. AMERICAN PHARMACEUTICAL SERVICES, INC.
              AMERICAN REHABILITY SERVICES, INC.
              AMERRA PROPERTIES, INC.
              APS HOLDING COMPANY, INC.
              APS PHARMACY MANAGEMENT, INC.
              BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC. BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER MANAGEMENT CORPORATION
              BRIAN CENTER NURSING CARE/AUSTELL, INC.
              BRIAN CENTER NURSING CARE/FINCASTLE, INC.
              BRIDE BROOK NURSING & REHABILITATION CENTER, INC. COMPASS PHARMACY SERVICES OF MARYLAND, INC. COMPASS PHARMACY SERVICES OF TEXAS, INC.
              COMPASS PHARMACY SERVICES, INC.
              CORNERSTONE HEALTH MANAGEMENT COMPANY
              DEVCON HOLDING COMPANY
              EH ACQUISITION CORP. III
              GCI HEALTH CARE CENTERS, INC.
              GCI REHAB, INC.
              GCI THERAPIES, INC.
              GCI-CAL THERAPIES COMPANY
              GCI-WISCONSIN PROPERTIES, INC.
              GRANCARE HOME HEALTH SERVICES, INC.
              GRANCARE OF MICHIGAN, INC.
              GRANCARE OF NORTH CAROLINA, INC.
              GRANCARE SOUTH CAROLINA, INC.
              GRANCARE, LLC
              HERITAGE OF LOUISIANA, INC.
              HOSPICE ASSOCIATES OF AMERICA, INC.
              IHS REHAB PARTNERSHIP, LTD.
              LCR, INC.
              LIVING CENTERS DEVELOPMENT COMPANYLIVING

              CENTERS LTCP DEVELOPMENT COMPANY
              LIVING CENTERS OF TEXAS, INC.
              LIVING CENTERS-EAST, INC.
              LIVING CENTERS-ROCKY MOUNTAIN, INC.
              LIVING CENTERS-SOUTHEAST DEVELOPMENT CORPORATION
              LIVING CENTERS-SOUTHEAST, INC.
              LONG RIDGE NURSING AND REHABILITATION CENTER, INC.
              LONGWOOD REHABILITATION CENTER, INC.
              MARINER HEALTH AT BONIFAY, INC.
              MARINER HEALTH CARE MANAGEMENT COMPANY
              MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
              MARINER HEALTH CARE OF DELAND, INC.
              MARINER HEALTH CARE OF FORT WAYNE, INC.
              MARINER HEALTH CARE OF GREATER LAUREL, INC.
              MARINER HEALTH CARE OF INVERNESS, INC.
              MARINER HEALTH CARE OF LAKE WORTH, INC.
              MARINER HEALTH CARE OF MACCLENNY, INC.
              MARINER HEALTH CARE OF METROWEST, INC.
              MARINER HEALTH CARE OF NASHVILLE, INC.
              MARINER HEALTH CARE OF NORTH HILLS, INC.
              MARINER HEALTH CARE OF ORANGE CITY, INC.
              MARINER HEALTH CARE OF PALM CITY, INC.
              MARINER HEALTH CARE OF PINELLAS POINT, INC.
              MARINER HEALTH CARE OF PORT ORANGE, INC.
              MARINER HEALTH CARE OF SOUTHERN CONNECTICUT, INC.
              MARINER HEALTH CARE OF TOLEDO, INC.
              MARINER HEALTH CARE OF TUSKAWILLA, INC.
              MARINER HEALTH CARE OF WEST HILLS, INC.
              MARINER HEALTH CENTRAL, INC.
              MARINER HEALTH HOME CARE, INC.
              MARINER HEALTH MASSACHUSETTS SHELF CORPORATION
              MARINER HEALTH OF FLORIDA, INC.
              MARINER HEALTH OF JACKSONVILLE, INC.
              MARINER HEALTH OF MARYLAND, INC.
              MARINER HEALTH OF ORLANDO, INC.
              MARINER HEALTH OF PALMETTO, INC.
              MARINER HEALTH OF SEMINOLE COUNTY, INC.
              MARINER HEALTH OF TAMPA, INC.
              MARINER HEALTH PROPERTIES IV, LTD. MARINER HEALTH RESOURCES, INC. MARINER PHYSICIAN SERVICES, INC.
              MARINER PRACTICE CORPORATION
              MARINER SUPPLY SERVICES, INC.
              MARINER-REGENCY HEALTH PARTNERS, INC.
              MARINERSELECT STAFFING SOLUTIONS, INC.

              MEDREHAB OF INDIANA, INC.
              MEDREHAB OF LOUISIANA, INC.
              MEDREHAB OF MISSOURI, INC.
              MEDREHAB, INC.
              MED-THERAPY REHABILITATION SERVICES, INC.
              MERRIMACK VALLEY NURSING & REHABILITATION CENTER, INC. METHUEN NURSING & REHABILITATION CENTER, INC.
              MHC CONSOLIDATING CORPORATION
              MHC FLORIDA HOLDING COMPANY
              MHC GULF COAST HOLDING COMPANY
              MHC HOLDING COMPANY
              MHC ILLINOIS, INC.
              MHC MIDAMERICA HOLDING COMPANY
              MHC MIDATLANTIC HOLDING COMPANY
              MHC NORTHEAST HOLDING COMPANY
              MHC RECRUITING COMPANY
              MHC REHAB CORP.
              MHC ROCKY MOUNTAIN HOLDING COMPANY
              MHC TEXAS HOLDING COMPANY, LLC
              MHC TRANSPORTATION, INC.
              MHC WEST HOLDING COMPANY
              MHC/CSI FLORIDA, INC.
              MHC/LCA FLORIDA, INC.
              MYSTIC NURSING & REHABILITATION CENTER, INC.
              NAN-DAN CORP.
              NATIONAL HEALTH STRATEGIES, INC.
              NATIONAL HERITAGE REALTY, INC.
              THE OCEAN PHARMACY, INC.
              PARK TERRACE NURSING & REHABILITATION CENTER, INC.
              PENDLETON NURSING & REHABILITATION CENTER, INC.
              PHCMI HOLDING COMPANY, LLC
              PINNACLE CARE CORPORATION OF HUNTINGTON
              PINNACLE CARE CORPORATION OF NASHVILLE
              PINNACLE CARE CORPORATION OF WILLIAMS BAY
              PINNACLE CARE CORPORATION OF WILMINGTON
              PINNACLE CARE MANAGEMENT CORPORATION
              PINNACLE PHARMACEUTICAL SERVICES, INC.
              PINNACLE REHABILITATION OF MISSOURI, INC.
              PINNACLE REHABILITATION, INC.
              PRISM CARE CENTERS, INC.
              PRISM HEALTH GROUP, INC.
              PRISM HOME CARE COMPANY, INC.
              PRISM HOME CARE, INC.

              PRISM HOME HEALTH SERVICES, INC.
              PRISM HOSPITAL VENTURES, INC.
              PRISM REHAB SYSTEMS, INC.
              PROFESSIONAL RX SYSTEMS, INC.
              REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY, INC.
              REHABILITY HEALTH SERVICES, INC.
              RENAISSANCE MENTAL HEALTH CENTER, INC.
              SASSAQUIN NURSING & REHABILITATION CENTER, INC.
              SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP
              SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
              SUMMIT HOSPITAL OF SOUTHWEST LOUISIANA, INC.
              SUMMIT INSTITUTE FOR PULMONARY MEDICINE AND REHABILITATION, INC. SUMMIT INSTITUTE OF AUSTIN, INC.
              SUMMIT MEDICAL HOLDINGS, LTD.
              SUMMIT MEDICAL MANAGEMENT, INC.
              TAMPA MEDICAL ASSOCIATES, INC.
              TRI-STATE HEALTH CARE, INC.
              WINDWARD HEALTH CARE, INC.

                 By:          /s/ Boyd P. Gentry
                     Name:    Boyd P. Gentry
                     Title:   Vice President

LENDERS:

                            [LENDER'S NAME],
                                  as a Lender

                           By:    _________________________________
                                  Name:
                                  Title: